UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 26, 2016

The New Home Company Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36283	27-0560089
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Enterprise, Suite 450, Aliso Viejo, California		92656
(Address of principal executive offices)		(Zip Code)

(949) 382-7800
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On February 26, 2016, The New Home Company Inc., a Delaware corporation (the “Company”), announced in a press release its financial results for the fourth quarter and year ended December 31, 2015. A copy of the Company’s press release announcing these financial results is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished pursuant to this Item 2.02, including the exhibits attached hereto, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act. In addition, the press release furnished as an exhibit to this report includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.

Item 7.01	Regulation FD Disclosure.
On February 26, 2016, the Company announced that it will discuss its results for its fourth quarter and fiscal 2015 during a conference call on Friday, February 26, 2016, at 1:00 p.m. Eastern Time.
The information in this Report (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of the Act or otherwise subject to the liabilities of the Act. The information in this Report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD. As detailed in the press release attached hereto as Exhibit 99.1, a replay of this call will be available to all those who cannot listen to the live broadcast. The press release referenced in Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference and also includes information concerning the Company's initial guidance for the full year 2016.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated February 26, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2016

The New Home Company Inc.

	By	/s/ John M. Stephens
John M. Stephens, Chief Financial Officer and Secretary

INDEX OF EXHIBITS

Exhibit No.	Description of Document

99.1	Press Release dated February 26, 2016